FOR IMMEDIATE RELEASE                           Contact:  Steven T. Sabatini
                                                Senior Executive V.P. &
                                                Chief Financial Officer
                                                (845) 365-4615


           U.S.B. HOLDING CO., INC. TO EXPLORE STRATEGIC OPPORTUNITIES

ORANGEBURG, NY, SEPTEMBER 24, 2004 - U.S.B. Holding Co., Inc. (the "Company"), the parent company of Union State Bank, announced today that it has engaged Keefe, Bruyette & Woods, Inc. ("KBW") to assist the Company in evaluating strategic opportunities for enhancing stockholder value. The Company has engaged KBW for similar purposes on prior occasions.

The Company stressed that there can be no assurance that this evaluation will result in any change in the Company's strategic direction. The Company does not intend to make any further announcements regarding this matter while the evaluation is underway.

The Company operates primarily through its banking subsidiary, Union State Bank, a full service New York State chartered commercial bank with approximately $3 billion in assets. Union State Bank was founded in 1969 in Rockland County where it is headquartered and has the number one market share.

Union State Bank has twenty-nine branches, of which, 26 are located in Rockland and Westchester Counties, New York, and one branch each in Goshen (Orange County), New York, Stamford, Connecticut, and Manhattan, New York City, New York. Union State Bank also operates four loan production offices in Rockland, Westchester, and Orange Counties, New York, and Stamford, Connecticut. Further information on Union State Bank can be found on the world wide web at WWW.UNIONSTATE.COM. The Company's common stock is listed on the New York Stock Exchange trading under the symbol "UBH."

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FORWARD-LOOKING STATEMENTS: Statements contained in this Press Release, which are not historical facts are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, senior management may make forward looking statements orally to analysts, investors, the media and others. These forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "intend," "should," "will," "would," "could," "may," "planned," "estimated," "potential," "outlook," "predict," "project" and similar terms and phrases, including references to assumptions.

Forward-looking statements are based on various assumptions and analyses made by us in light of our management's experience and its perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These factors include, without limitation, the following: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions;
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changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all of the areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than we anticipate.

The Company's forward-looking statements are only as of the date on which such statements are made. By making any forward-looking statements, the Company assumes no duty to update them to reflect new, changing or unanticipated events or circumstances. You should consider these risks and uncertainties in evaluating forward-looking statements and you should not place undue reliance on these statements.
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